Investor Presentation 1st Quarter, 2023 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2022 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Report on Form 10-Q for the periods ended March 31, 2022, June 30, 2022, September 30, 2022 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.3 billion in assets and 93 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,547 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended December 31, 2022 Balance Sheet Highlights ($ millions) Total Assets $ 18,258 Loans Held for Investment, Excluding Mortgage Warehouse 1 13,597 Mortgage Warehouse Loans 312 Total Deposits 15,121 Total Stockholders’ Equity 2,385 Profitability Metrics 2 Adjusted EPS $ 1.20 Adjusted ROAA 1.09 % Adjusted ROTCE 15.07 Adjusted Efficiency Ratio 55.51 Asset Quality Metrics 3 NPAs / Assets 0.35 % NPLs / Loans Held for Investment 0.29 NCOs (Annualized) 0.02 Capital Ratios Tier 1 Capital / RWA 10.45 % Total Capital / RWA 12.35 TCE / Tangible Assets 7.72 Tier 1 Capital / Avg. Assets 9.49 1LHFI includes SBA PPP loans of $4,958 at December 31, 2022. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $64,109. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings totaled $40,089.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team Michael B. Hobbs President & Chief Operating Officer 28 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. James P. Tippit Corporate Responsibility 18 years in financial services; 12 years at the company. John G. Turpen Chief Risk Officer 22 years in financial services; 2 years at the Company David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Paul B. Langdale Chief Financial Officer 13 years in financial services; 4 years at the company. Daniel W. Brooks Vice Chairman 41 years in financial services; 35 years at the company.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,733 $18,258 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 27.9% CAGR Since 2013 (Total): 26.7%

NASDAQ: IBTX 8 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.53% 0.41% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 0.94% 0.80% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% 0.29% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.05% 0.05% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.24% 0.26% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% 0.04% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended December 31, 2022. (1) LHFI excludes mortgage warehouse purchase loans.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. $4.33 $4.46 $4.67 $5.21 $4.70 $4.47 $5.08 $4.87 $5.24 $5.02 EPS (2) Adjusted EPS (1) 2018 2019 2020 2021 2022 52.35% 53.01% 48.79% 51.30% 56.82% 50.47% 45.95% 46.04% 51.04% 54.20% Efficiency Ratio Adjusted Efficiency Ratio (1) 2018 2019 2020 2021 2022 17.06% 16.55% 14.93% 15.38% 14.23% 17.58% 18.85% 15.58% 15.46% 15.20% ROTCE Adjusted ROTCE (1) 2018 2019 2020 2021 2022 1.35% 1.32% 1.23% 1.21% 1.09% 1.39% 1.51% 1.28% 1.22% 1.16% ROAA Adjusted ROAA (1) 2018 2019 2020 2021 2022 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.34 $0.40 $0.54 $1.00 $1.05 $1.32 $1.52 2016 2017 2018 2019 2020 2021 2022 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $33.23 $35.25 $32.25 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 0 5 10 15 20 25 30 35 Delivering Shareholder Value 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($) We have grown tangible book value per share since our IPO. Our tangible book value in 2022 was impacted by AOCI and repurchases of our common stock. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company.

2022 Q4 Balance Sheet Details

NASDAQ: IBTX 12 North Texas 37.8% Central Texas 13.0% Houston 24.3% Colorado 24.9% As of December 31, 2022: $13,597 Million LHFI 1 $312 Million Mortgage Warehouse 0.29% NPLs/LHFI 0.02% NCOs/Avg. Total Loans 2022 Q4 Annualized 371.14% Allowance/NPLs LOANS BY REGION (12/31/2022) Non-Owner Occupied CRE 76.8% LOAN COMPOSITION (12/31/2022) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.58% 2022 YTD Loan Yield CRE 56.2% Mortgage Warehouse 2.2% 1-4 Family 11.5% 1-4 Family Construction 3.7% Consumer 0.6% C&I 16.1% Agricultural 0.9% Construction & Development 8.8% Owner Occupied CRE 23.2%

NASDAQ: IBTX 13 Land/Land Development 32.4% CRE Construction 42.0% SFR Construction 25.6% Retail 19.8% Office 18.5% Industrial 5.4% Hotel/Motel 0.6% Multifamily 30.5% Healthcare 4.0% Misc. CRE 21.2% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2022) C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2022) As of December 31, 2022: $1.7 Billion C&D Portfolio Size 87% C&D / Bank Regulatory Capital 96.0% Loans in IBTX Markets1 (Texas and Colorado) $2.0 Million Average Loan Size1 728 C&D Loans1 33.6% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 11.3% Office and Office Warehouse 19.7% Retail 29.4% Hotel/Motel 4.7% Industrial 11.1% Daycare/School 2.8% Healthcare 4.9% Church 1.7% Convenience Store 3.5% Mini Storage 1.5% Restaurant 2.1% Miscellaneous 3.7% Mixed Use (Non-Retail) 0.8% Dealerships 1.1% RV & Mobile Home Parks 1.7% Commercial Real Estate CRE COMPOSITION (12/31/2022) As of December 31, 2022: $7.8 Billion CRE Loans $32.6 Million Largest CRE Loan Size $1.6 Million Average CRE Loan Size 23.2% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of December 31, 2022: $2.4 Billion Retail Loan Portfolio Size $32.0 Million Largest Retail Loan 1,072 Total Retail Loans 90.0% Loans in IBTX Markets (Texas and Colorado) $2.3 Million Average Loan Size 134 Number of Loans >$5MM $9.8 Million Avg. Size of Loans >$5MM Strip Center 69.1% Big Box 1.4% Mixed Use 16.5% Free Standing / Single Tenant 13.0% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2022

NASDAQ: IBTX 16 Office Non-Owner Occupied 49.2% Office Owner Occupied 16.5% Office/Warehouse Non- Owner Occupied 22.5% Office/Warehouse Owner Occupied 11.8% Office CRE As of December 31, 2022: $1.7 Billion Total Office CRE $25.8 Million Largest Office Loan $1.2 Million Average Loan Size 28.3% Owner Occupied 34.3% Office/Warehouse OFFICE CRE COMPOSITION 12/31/2022

NASDAQ: IBTX 17 Hotel Loans by Property Location 52.2% 37.1% 10.7% Texas Colorado Other Hotel & Motel Hotel Loans by Type 99.0% 1.0%CRE Construction & Development As of December 31, 2022: $371.4 Million Hotel & Motel Loan Portfolio Size $5.0 Million Average Loan Size 50.7% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 16.5% 77.1% 6.4% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of December 31, 2022: $574.7 Million Size of Energy Portfolio 98.6% / 1.4% E&P Loans / Services Loans 5.1% Energy Reserve / Energy Loans 4.2% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $566.5 $8.2 E&P Services $ in millions

NASDAQ: IBTX 19 Quarter Ending $— $(1,443) $— $3,100 $2,833 $2,997 $193 $2,891 $1,295 $808 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Year Ending $42,993 $(9,000) $4,490 $6,634 $7,420 $5,187 Provision expense Net charge-offs 2020 2021 2022 $ in Thousands 19 Provision & Charge-offs 0.04% 0.02%0.10% 0.09%0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.07%0.06%0.05%

NASDAQ: IBTX 20 Securities Portfolio INVESTMENT PORTFOLIO COMPOSITION 12/31/2022 HTM26.6% 73.4% CRA 0.2% Agency Securities 20.1% Tax-Exempt Municipals 22.4% Mortgage- Backed Securities 41.0% Taxable Municipals 1.7% U.S. Treasury Securities 12.6% Corporates 2.0% 57.0% 43.0% HTM AFS HTM AFS As of December 31, 2022: 2.23% QTD Yield 7.68 Duration in Years 10.4% of Total Assets $1.7 Billion AFS Portfolio Size $207.1 Million HTM Portfolio Size

NASDAQ: IBTX 21 Noninterest-Bearing Demand 31.3% Interest-Bearing Checking 31.0% Public Funds 12.0%Savings 5.0% Money Market 12.2% Brokered CDs 0.4% CDs < $100k 1.6% CDs > $100k 6.0% IRAs 0.5% (1) Average rate for total deposits 21 2022 YTD Average Rate for Interest-bearing deposits: 0.78% Total cost of deposits QTD(1) Q4 2022: 1.12% Deposit Mix & Pricing DEPOSIT MIX 12/31/2022 DEPOSIT GROWTH VS. AVERAGE RATE Period Ending $7,738 $11,941 $14,399 $15,554 $15,121 0.83% 1.08% 0.59% 0.29% 0.52% Deposits Average YTD Rate (1) 2018 2019 2020 2021 2022 $ in Millions

NASDAQ: IBTX 22 22 Deposit Funding Vertical Trends $4,954 $6,734 $721 $1,172 $1,973 $4,634 $7,195 $529 $1,072 $1,691 December 31, 2021 December 31, 2022 Branch Deposits - Non- Interest Bearing Branch Deposits - Interest Bearing Brokered Deposits Non-Brokered Specialty Treasury Deposits Public Funds $ in Millions

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 10.05% 9.76% 10.33% 11.12% 11.09% 9.81% 10.00% 10.09% 9.57% 9.32% 9.12% 8.80% 9.38% 9.28% 9.41% 9.49% 12.58% 11.83% 13.32% 13.67% 13.72% 12.24% 12.27% 12.35% 9.24% 8.98% 8.60% 8.53% 8.62% 7.63% 7.67% 7.72% 10.41% 10.19% 10.74% 11.52% 11.48% 10.17% 10.35% 10.45% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/18 12/31/19 12/31/20 12/31/21 2022 Q1 2022 Q2 2022 Q3 2022 Q4

2022 Q4 Results

NASDAQ: IBTX 25 2022 Q4 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $0.99 EPS $40.8 Million Net Income 0.90% Return on Average Assets 6.85% Return on Average Equity 12.35% Total Capital Ratio 9.49% Leverage Ratio Non-GAAP1 $1.20 Adj. EPS $49.4 Million Adj. Net Income 1.09% Adj. Return on Average Assets 8.31% Adj. Return on Average Equity 12.42% Return on Tangible Equity 7.72% TCE Highlights • Net income of $40.8 million, or $0.99 per diluted share and adjusted (non-GAAP) net income of $49.4 million, or $1.20 per diluted share • Organic loan growth of 9.6% annualized for the quarter (excluding warehouse and PPP) • Improved credit metrics with nonperforming assets of 0.35% of total assets • Net charge-offs for the quarter of 0.02%, annualized • Increase in loan yield, net of acquired loan accretion and PPP income, to 5.01%, compared to 4.62% in the linked quarter

NASDAQ: IBTX 26 2022 Q4 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data December 31, 2022 September 30, 2022 December 31, 2021 Total Assets $18,258,414 $17,944,493 $18,732,648 LHFI, Excluding Mortgage Warehouse Loans1 13,597,264 13,285,757 11,650,598 Mortgage Warehouse Loans 312,099 409,044 788,848 Total Deposits 15,121,417 14,961,008 15,553,908 Total Borrowings (Other Than Junior Subordinated Debentures) 567,066 466,892 433,371 Total Stockholders’ Equity 2,385,383 2,354,340 2,576,650 Selected Earnings and Profitability Data Net Interest Income $141,787 $147,274 $132,651 Net Interest Margin 3.49% 3.64% 3.00 % Noninterest Income $11,227 $13,477 $15,086 Noninterest Expense 98,774 91,733 79,908 Net Income 40,754 52,437 54,187 Adjusted Net Income 2 49,433 54,880 54,995 Basic EPS 0.99 1.27 1.26 Adjusted Basic EPS 2 1.20 1.33 1.28 Diluted EPS 0.99 1.27 1.26 Adjusted Diluted EPS 2 1.20 1.33 1.28 Return on Average Assets 0.90% 1.16% 1.11 % Adjusted Return on Average Assets 2 1.09 1.22 1.13 1 LHFI excludes mortgage warehouse purchase loans and includes SBA PPP loans of $4,958, $7,029 and $112,128, respectively. 2 Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

27 Contact Information NASDAQ: IBTX Investors & Analysts For more information, please contact: Paul B. Langdale Executive Vice President Chief Financial Officer (972) 562-9004 Email – Paul.Langdale@ifinancial.com

Appendix: Non-GAAP Reconciliation

29 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) December 31, 2022 September 30, 2022 December 31, 2021 Net Interest Income - Reported (a) $141,787 $147,274 $132,651 Provision Expense - Reported (b) 2,833 3,100 — Noninterest Income - Reported (c) 11,227 13,477 15,086 Loss (gain) on sale of loans 343 — (30) Gain on sale of securities available for sale — — (13) Loss on sale and disposal of premises and equipment 184 101 243 Recoveries on loans charged off prior to acquisition (36) (60) (27) Adjusted Noninterest Income (d) 11,718 13,518 15,259 Noninterest Expense - Reported (e) 98,774 91,733 79,908 Separation expense (1) (7,131) (2,809) — Economic development employee incentive grant — 1,000 — Impairment of assets (3,286) (1,156) — COVID-19 expense (2) — — (614) Acquisition expense (3) (40) (65) (225) Adjusted Noninterest Expense (f) 88,317 88,703 79,069 Income Tax Expense - Reported (g) 10,653 13,481 13,642 Net Income - Reported (a) - (b) + (c) - (e) - (g) = (h) $40,754 $52,437 $54,187 Adjusted Net Income (4) (a) - (b) + (d) - (f) = (i) $49,433 $54,880 $54,995 Average shares for basic EPS (j) 41,193,716 41,167,258 42,874,182 Average shares for diluted EPS (k) 41,285,383 41,253,662 42,940,354 Reported Basic EPS (h) / (j) $0.99 $1.27 $1.26 Reported Diluted EPS (h) / (k) $0.99 $1.27 $1.26 Adjusted Basic EPS (i) / (j) $1.20 $1.33 $1.28 Adjusted Diluted EPS (i) / (k) $1.20 $1.33 $1.28 EFFICIENCY RATIO Amortization of other intangible assets (l) $3,111 $3,117 $3,145 Reported Efficiency Ratio (e - l) / (a + c) 62.52% 55.13% 51.96% Adjusted Efficiency Ratio (f - l) / (a + d) 55.51% 53.23% 51.33% PROFITABILITY (5) Total Average Assets (m) $17,994,131 $17,893,072 $19,374,914 Total Average Stockholders Common Equity (n) $2,359,637 $2,401,544 $2,574,374 Total Average Tangible Common Equity (6) (o) $1,301,558 $1,340,363 $1,503,815 Reported Return on Average Assets (h) / (m) 0.90% 1.16% 1.11% Reported Return on Average Common Equity (h) / (n) 6.85% 8.66% 8.35% Reported Return on Average Common Tangible Equity (h) / (o) 12.42% 15.52% 14.30% Adjusted Return on Average Assets (7) (i) / (m) 1.09% 1.22% 1.13% Adjusted Return on Average Common Equity (7) (i) / (n) 8.31% 9.07% 8.48% Adjusted Return on Tangible Common Equity (7) (i) / (o) 15.07% 16.24% 14.51% (1) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The quarter ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines. The quarter ended September 30, 2022 reflect payments made due to the separation of executive officers, while the quarter ended September 30, 2022 also includes $202 thousand in severance payments and accelerated vesting expense for stock awards related to the dissolution of a Company department. (2) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies. (3) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition. (4) Assumes an adjusted effective tax rate of 20.7%, 20.5% and 20.1%, respectively. (5) Annualized. (6) Excludes average balance of goodwill and net other intangible assets. (7) Calculated using adjusted net income.

30 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2022 2021 2020 2019 2018 Net Interest Income - Reported (a) $558,208 $520,322 $516,446 $504,757 $326,252 Unexpected income recognized on credit impaired acquired loans (1) — — (3,209) (5,120) (3,711) Adjusted Net Interest Income (b) 558,208 520,322 513,237 499,637 322,541 Provision Expense - Reported (c) 4,490 (9,000) 42,993 14,805 9,860 Noninterest Income - Reported (d) 51,466 66,517 85,063 78,176 42,224 Gain on sale of loans 1,844 (56) (356) (6,779) — Gain on sale of branch — — — (1,549) — Gain on sale of trust business — — — (1,319) — (Gain) loss on sale of other real estate — (63) 36 (875) (269) (Gain) loss on sale of securities available for sale — (13) (382) (275) 581 Loss (gain) on sale and disposal of premises and equipment 494 304 (370) 585 (123) Recoveries on loans charged off prior to acquisition (192) (381) (4,312) (2,101) (962) Adjusted Noninterest Income (e) 53,612 66,308 79,679 65,863 41,451 Noninterest Expense - Reported (f) 358,889 313,606 306,134 321,864 198,619 Executive severance expense (11,046) — — (3,421) — Economic development employee incentive grant 1,000 — — — — OREO impairment — — (784) (1,801) (85) IPO related stock grants — — — — (136) Impairment of assets (4,442) (124) (462) (1,173) — COVID-19 expense (2) — (614) (1,915) — — Acquisition expense (3) (300) (900) (17,294) (42,744) (8,958) Adjusted Noninterest Expense (g) 344,101 311,968 285,679 272,725 189,440 Income Tax Expense - Reported (h) 250,785 57,483 51,173 53,528 31,738 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $267,719 $224,750 $201,209 $192,736 $128,259 Adjusted Net Income (4) (b) - (c) + (e) - (g) = (j) $209,747 $225,893 $210,017 $219,582 $132,183 Average shares for basic EPS (k) 41,710,829 43,070,452 43,116,965 43,245,418 29,599,119 Average shares for diluted EPS (l) 41,794,088 43,129,237 43,116,965 43,245,418 29,599,119 Reported Basic EPS (i) / (k) $4.71 $5.22 $4.67 $4.46 $4.33 Reported Diluted EPS (i) / (l) $4.70 $5.21 $4.67 $4.46 $4.33 Adjusted Basic EPS (j) / (k) $5.03 $5.24 $4.87 $5.08 $4.47 Adjusted Diluted EPS (j) / (l) $5.02 $5.24 $4.87 $5.08 $4.47 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,491 $12,580 $12,671 $12,880 $5,739 Reported Efficiency Ratio (f - m) / (a + d) 56.82% 51.30% 48.79% 53.01% 52.35% Adjusted Efficiency Ratio (g - m) / (b + e) 54.20% 51.04% 46.04% 45.95% 50.47% PROFITABILITY Total Average Assets (n) $18,009,090 $18,558,168 $16,357,736 $14,555,315 $9,478,934 Total Average Stockholders Common Equity (o) $2,442,315 $2,536,658 $2,435,474 $2,267,103 $1,476,688 Total Average Tangible Common Equity (5) (p) $1,379,603 $1,461,400 $1,347,584 $1,164,915 $751,911 Reported Return on Average Assets (i) / (n) 1.09% 1.21% 1.23% 1.32% 1.35% Reported Return on Average Common Equity (i) / (o) 8.04% 8.86% 8.26% 8.50% 8.69% Reported Return on Average Common Tangible Equity (i) / (p) 14.23% 15.38% 14.93% 16.55% 17.06% Adjusted Return on Average Assets (6) (j) / (n) 1.16% 1.22% 1.28% 1.51% 1.39% Adjusted Return on Average Common Equity (6) (j) / (o) 8.59% 8.91% 8.62% 9.69% 8.95% Adjusted Return on Tangible Common Equity (6) (j) / (p) 15.20% 15.46% 15.58% 18.85% 17.58% (3) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies. (4) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition. (5) Assumes an adjusted effective tax rate of 20.3%, 20.4%, 20.5%, 21.0% and 19.7%, respectively. (6) Excludes average balance of goodwill and net other intangible assets and preferred stock. (7) Calculated using adjusted net income. (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The year ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines, payments made due to the separation of executive officers and payments made related to the dissolution of a Company department.

31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Tangible Common Equity Total common stockholders equity $2,385,383 $2,354,340 $2,364,335 $2,522,460 $2,576,650 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (62,999) (66,110) (69,227) (72,345) (75,490) Tangible Common Equity $1,328,363 $1,294,209 $1,301,087 $1,456,094 $1,507,139 Tangible Assets Total Assets $18,258,414 $17,944,493 $18,107,093 $17,963,253 $18,732,648 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (62,999) (66,110) (69,227) (72,345) (75,490) Tangible Assets $17,201,394 $16,884,362 $17,043,845 $16,896,887 $17,663,137 Common shares outstanding 41,190,677 41,165,006 41,156,261 42,795,228 42,756,234 Tangible Common Equity To Tangible Assets 7.72% 7.67% 7.63% 8.62% 8.53% Book value per common share $57.91 $57.19 $57.45 $58.94 $60.26 Tangible book value per common share $32.25 $31.44 $31.61 $34.02 $35.25

32 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 Tangible Common Equity Total common stockholders equity $2,385,383 $2,576,650 $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 $603,371 $516,913 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) Other intangible assets, net (62,999) (75,490) (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) Tangible Common Equity $1,328,363 $1,507,139 $1,433,280 $1,245,011 $839,594 $671,316 $399,869 $328,371 $275,001 Tangible Assets Total Assets $18,258,414 $18,732,648 $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 $5,055,000 $4,132,639 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) Other intangible assets, net (62,999) (75,490) (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) Tangible Assets $17,201,394 $17,663,137 $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 $4,780,000 $3,890,727 Common shares outstanding 41,190,677 42,756,234 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 18,399,194 17,032,669 Tangible Common Equity To Tangible Assets 7.72% 8.53% 8.60% 8.98% 9.24% 8.37% 7.17% 6.87% 7.07% Book value per common share $57.91 $60.26 $58.31 $54.48 $52.50 $47.28 $35.63 $32.79 $30.35 Tangible book value per common share $32.25 $35.25 $33.23 $28.99 $27.44 $23.76 $21.19 $17.85 $16.15